SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) September 26, 1997


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
       Servicing Agreement, dated as of September 1, 1997,
          providing for the issuance of Home Equity Loan
           Pass-Through Certificates, Series 1997-HE3)


                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)


     New Jersey               33-5042              21-0627285
   (State or other          (Commission         (I.R.S. Employer
    jurisdiction            File Number)       Identification No.)
   of incorporation)



                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)



 Registrant's telephone number, including area code (609) 661-6100

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

General.

On September 26, 1997 GE Capital Mortgage Services, Inc., ("GECMSI") offered to investors certain classes of its Home Equity Loan Pass-Through Certificates, Series 1997-HE3 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool (the "Mortgage Pool") of closed-end, fixed-rate, home equity loans (the "Mortgage Loans") secured by first or second liens on one-to-four-family residential properties (the "Mortgaged Properties"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated May 8, 1997 as supplemented by the Prospectus Supplement dated September 23, 1997.

The original principal balance of each Class of the Certificates is as follows:


           Class A1                   $77,000,000.00
           Class A2                   $13,000,000.00
           Class A3                   $54,000,000.00
           Class A4                   $26,373,000.00
           Class A5                   $22,750,000.00
           Class A6                   $24,000,000.00
           Class R1                          $500.00
           Class R2                          $500.00
           Class M                     $5,916,000.00
           Class B1                    $5,324,000.00
           Class B2                    $2,366,000.00
           Class B3                    $2,367,000.00
           Class B4                    $1,775,000.00
           Class B5                    $1,775,244.34
           Class S                              (1)

                         Total       $236,647,244.34


(1) The Class S has an original Notional Principal Balance equal to $236,647,244.34.

The initial Junior Percentage and Senior Percentage of the Certificates are approximately 8.25% and 91.75%, respectively. The Bankruptcy Loss Amount, the Fraud Loss Amount and the Special Hazard Loss Amount, as of the initial issuance of the Certificates, are approximately $50,000, $4,732,945 and $2,366,472, respectively, representing approximately 0.02%, 2.00% and 1.00%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of September 1, 1997 (the "Cut-off Date").

The Mortgage Loans accrue interest on a simple interest basis (the "Simple Interest Mortgage Loans") or a self-amortizing basis (the "Self-Amortizing Mortgage Loans"). Approximately 87.56% of the Mortgage Loans are Self-Amortizing Mortgage Loans, and approximately 12.44% of the Mortgage Loans are Simple Interest Mortgage Loans, in each case by Principal Balance as of the Cut-off Date.

      The Mortgage Rates borne by the Mortgage Loans range from approximately 7.000% to 15.990% per annum, and the weighted average of the Mortgage Rates as of the Cut-off Date for the Mortgage Loans is approximately 9.640% per annum. The original principal balances of the Mortgage Loans range from approximately $5,000.00 to $461,560.00 and, as of the Cut-off Date, the average Principal Balance of the Mortgage Loans is approximately $62,771.15 after application of payments made before the Cut-off Date. The month and year of the earliest origination date of any Mortgage Loan is January 1989, and the month and year of the latest scheduled maturity date of any such Mortgage Loan is August 2027. All of the Mortgage Loans have original terms to maturity of approximately 5 years to 30 years. The remaining months to stated maturity for the Mortgage Loans as of the Cut-off Date range from approximately 45 months to 360 months and the weighted average remaining months to stated maturity of the Mortgage Loans as of the Cut-off Date is approximately 219 months. Approximately 27.80% of the Mortgage Loans are Balloon Loans. The weighted average remaining term to stated maturity of the Balloon Loans is approximately 178 months. The Home Equity Loan-to-Value Ratios of the Mortgage Loans at origination range from approximately 2.69% to 90.00%, and the weighted average of the Home Equity Loan-to-Value Ratios of the Mortgage Loans at origination is approximately 69.08%. The Second-Lien Combined Loan-to-Value Ratio of the second-lien Mortgage Loans at origination range from approximately 12.40% to 93.50%, and the weighted average of the Second-Lien Combined Loan-to-Value Ratios of such Mortgage Loans at origination is approximately 70.61%. No more than approximately 0.50% of the Mortgage Loans will be secured by Mortgaged Properties located in any one postal zip code area.

      No more than approximately 1.00% of the Mortgage Loans have been originated under the NIV program. Approximately 6.30% of the Mortgage Loans will be "Consumer Direct" loans originated by the Company with borrowers who currently have loans serviced by the Company. In addition, no more than approximately 4.02% of the Mortgage Loans have been originated under the Streamlined Portfolio program.

      Set forth below is a description of certain additional characteristics of the Mortgage Pool and the Mortgage Loans included therein (the sum of the balances may not equal 100% due to rounding) :

                 Cut-off Date Principal Balances

                                                             Percentage
                                                             of Cut-off
                              Number          Cut-off           Date
       Range of                 of             Date           Aggregate
     Cut-Off Date            Mortgage        Principal        Principal
  Principal Balances           Loans          Balance          Balance
  ------------------         --------        ---------       ----------
$    00.00 -  10,000.00          45          $395,771.96         0.17%
 10,000.01 -  20,000.00         359        $5,730,073.35         2.42%
 20,000.01 -  30,000.00         442      $ 11,338,937.60         4.79%
 30,000.01 -  40,000.00         483       $17,193,591.63         7.27%
 40,000.01 -  50,000.00         442       $20,250,144.19         8.56%
 50,000.01 -  60,000.00         451       $24,956,058.14        10.55%
 60,000.01 -  75,000.00         493       $33,090,284.39        13.98%
 75,000.01 - 100,000.00         495       $42,697,673.82        18.04%
100,000.01 - 150,000.00         395       $47,476,149.65        20.06%
150,000.01 - 200,000.00         109       $18,458,041.02         7.80%
200,000.01 - 250,000.00          33        $7,290,281.66         3.08%
250,000.01 - 300,000.00           6        $1,668,634.81         0.71%
300,000.01 - 350,000.00           8        $2,587,030.50         1.09%
350,000.01 - 400,000.00           7        $2,607,151.16         1.10%
400,000.01+                       2          $907,420.46         0.38%
                             ------      ---------------       -------
       Total                  3,770      $236,647,244.34       100.00%
                             ======      ===============       =======

                          Mortgage Rates

                                                             Percentage
                                                             of Cut-off
                           Number             Cut-off           Date
       Range of              of                Date           Aggregate
       Mortgage           Mortgage           Principal        Principal
         Rates              Loans             Balance          Balance
       --------           --------           ---------       ----------
  0.000 -  7.500%              1             $112,000.00         0.05%
  7.501 -  8.000              10             $880,076.34         0.37%
  8.001 -  8.500             188          $15,876,177.41         6.71%
  8.501 -  9.000             690          $51,468,466.90        21.75%
  9.001 -  9.500             623          $44,026,194.51        18.60%
  9.501 - 10.000           1,133          $65,431,187.79        27.65%
 10.001 - 10.500             541          $27,876,658.80        11.78%
 10.501 - 11.000             355          $18,206,058.77         7.70%
 11.001 - 11.500              93           $5,595,008.66         2.36%
 11.501 - 12.000              64           $3,835,539.31         1.62%
 12.001 - 12.500              28           $1,205,799.74         0.51%
 12.501 - 13.000              23           $1,328,088.30         0.56%
 13.001 - 13.500               2              $40,429.66         0.02%
 13.501 - 14.000              12             $544,452.06         0.23%
 14.001 - 15.000               5             $175,252.41         0.07%
 15.001 & Above                2              $45,853.68         0.02%
                          ------         ---------------       -------
       Total               3,770         $236,647,244.34       100.00%
                          ======         ===============       =======

           Geographic Distribution of Mortgaged Properties

                                                             Percentage
                                                             of Cut-off
                           Number             Cut-off           Date
                             of                Date           Aggregate
                          Mortgage           Principal        Principal
    State                   Loans             Balance          Balance
  --------                --------           ---------       ----------
Alabama                      100           $4,180,299.66         1.77%
Arizona                       44           $2,180,015.84         0.92%
Arkansas                       8             $369,873.89         0.16%
California                    69           $3,941,350.34         1.67%
Colorado                      90           $5,537,549.21         2.34%
Connecticut                   56           $4,967,398.39         2.10%
Delaware                      16             $864,425.78         0.37%
District of Columbia          32           $2,210,434.36         0.93%
Florida                      350          $18,467,449.17         7.80%
Georgia                       86           $4,639,275.91         1.96%
Idaho                          4             $152,905.41         0.06%
Illinois                     196          $12,081,623.20         5.11%
Indiana                      152           $8,674,469.95         3.67%
Iowa                          10             $488,568.08         0.21%
Kansas                         8             $511,458.84         0.22%
Kentucky                      42           $2,569,735.24         1.09%
Louisiana                     13             $588,375.84         0.25%
Maine                         11             $498,775.12         0.21%
Maryland                     150           $9,700,802.73         4.10%
Massachusetts                127           $8,463,375.42         3.58%
Michigan                     129           $7,576,465.18         3.20%
Minnesota                     19             $903,979.73         0.38%
Mississippi                    2             $242,799.15         0.10%
Missouri                      54           $3,471,634.12         1.47%
Nebraska                      12             $683,629.63         0.29%
Nevada                        15             $495,774.62         0.21%
New Hampshire                  8             $466,732.91         0.20%
New Jersey                   345          $32,547,328.96        13.75%
New Mexico                    61           $2,777,869.90         1.17%
New York                     453          $29,173,264.43        12.33%
North Carolina               227          $12,476,839.77         5.27%
Ohio                         317          $20,482,687.48         8.66%
Oklahoma                      15             $703,880.40         0.30%
Oregon                        52           $3,511,593.15         1.48%
Pennsylvania                 141           $8,603,374.97         3.64%
Rhode Island                  51           $3,728,595.53         1.58%
South Carolina                92           $4,556,993.96         1.93%
Tennessee                     23             $814,633.66         0.34%
Texas                          2             $166,939.61         0.07%
Utah                          26           $1,858,133.86         0.79%
Vermont                        2             $117,806.26         0.05%
Virginia                      97           $6,066,353.89         2.56%
Washington                    28           $1,703,800.04         0.72%
Wisconsin                     24           $1,588,213.00         0.67%
West Virginia                  7             $453,733.38         0.19%
Wyoming                        4             $386,024.37         0.16%
                          ------         ---------------       -------
       Total               3,770         $236,647,244.34       100.00%
                          ======         ===============       =======

                        Priority of Mortgage Loans

                                                             Percentage
                                                             of Cut-off
                          Number              Cut-off           Date
                            of                 Date           Aggregate
                         Mortgage            Principal        Principal
  Priority                 Loans              Balance          Balance
  --------               --------            ---------       ----------
First-priority             2,766         $204,155,386.30        86.27%
Second-priority            1,004          $32,491,858.04        13.73%
                          ------         ---------------       -------
       Total               3,770         $236,647,244.34       100.00%
                          ======         ===============       =======

                           Year of Origination

                                                             Percentage
                                                             of Cut-off
                          Number              Cut-off           Date
                            of                 Date           Aggregate
   Year of               Mortgage            Principal        Principal
 Origination               Loans              Balance          Balance
 -----------             --------            ---------       ----------
1997                       3,748         $235,075,479.73        99.34%
1996                           6             $352,156.36         0.15%
1995                           6             $611,756.31         0.26%
1994                           4             $277,120.15         0.12%
1993                           3              $65,377.23         0.03%
1992                           1             $156,675.33         0.07%
1990                           1              $67,147.61         0.03%
1989                           1              $41,531.62         0.02%
                          ------         ---------------       -------
       Total               3,770         $236,647,244.34       100.00%
                          ======         ===============       =======



        Months Remaining to Stated Maturity as of the Cut-off Date

                                                             Percentage
   Number                                                    of Cut-off
  of Months               Number              Cut-off           Date
  Remaining                 of                 Date           Aggregate
  to Stated              Mortgage            Principal        Principal
  Maturity                 Loans              Balance          Balance
 -----------             --------            ---------       ----------
 36 - 59                      49             $946,003.99         0.40%
 60 - 83                      25             $500,803.53         0.21%
 84 - 107                     10             $391,111.26         0.17%
108 - 131                    346          $12,158,455.55         5.14%
132 - 155                     12             $873,639.47         0.37%
156 - 179                  1,496          $93,548,142.86        39.53%
180 - 239                  1,207          $78,820,293.36        33.31%
240 & above                  625          $49,408,794.32        20.88%
                          ------         ---------------       -------
       Total               3,770         $236,647,244.34       100.00%
                          ======         ===============       =======

                    Types of Mortgaged Properties (1)

                                                              Percentage
                                                              of Cut-off
                          Number              Cut-off           Date
                            of                 Date           Aggregate
  Property               Mortgage            Principal        Principal
    Type                   Loans              Balance          Balance
 -----------             --------            ---------       ----------
Single-family
  detached(1)              3,379         $211,540,155.49        89.39%
Single-family
  attached                   144           $8,230,123.21         3.48%
2 - 4 Units                  193          $14,005,659.07         5.92%
Condo                         54           $2,871,306.57         1.21%
                          ------         ---------------       -------
       Total               3,770         $236,647,244.34       100.00%
                          ======         ===============       =======


(1) Approximately 2.95% of the single-family detached units will be manufactured homes.


                Use of Mortgaged Properties (1)(2)

                                                              Percentage
                                                              of Cut-off
                          Number              Cut-off           Date
                            of                 Date           Aggregate
                         Mortgage            Principal        Principal
     Use                   Loans              Balance          Balance
     ---                 --------            ---------       ----------
Primary residence           3657         $230,956,590.66        97.60%
Non-primary residence(2)     113           $5,690,653.68         2.40%
                          ------         ---------------       -------
       Total               3,770         $236,647,244.34       100.00%
                          ======         ===============       =======


(1) Based on information supplied by the Mortgagor in the loan application.
(2) The Company believes that the majority of the non-primary residences are investment properties.


                           Second-Lien
               Combined Loan-to-Value Ratio (1) (2)
                 (for Second-Lien Mortgage Loans)

                                                             Percentage
                                                             of Cut-off
                          Number                                Date
    Range                   of                                Aggregate
     of                  Mortgage                             Principal
  Combined                 Loans              Cut-off          Balance
    Loan-                  in a                Date             in a
  to-Value              Second-Lien          Principal       Second-Lien
   Ratios                Position             Balance         Position
 -----------            -----------          ---------       ----------
10.01 - 20.00%                 4              $65,549.78         0.20%
20.01 - 30.00                  7             $221,484.64         0.68%
30.01 - 40.00                 28             $871,627.52         2.68%
40.01 - 50.00                 51           $1,762,320.79         5.42%
50.01 - 60.00                 84           $2,532,242.41         7.79%
60.01 - 70.00                204           $7,078,466.95        21.79%
70.01 - 75.00                147           $4,230,393.28        13.02%
75.01 - 80.00                345          $11,480,674.75        35.33%
80.01 - 85.00                130           $4,128,322.22        12.71%
85.01 - 90.00                  3              $72,923.36         0.22%
90.01 & above                  1              $47,852.34         0.15%
                          ------         ---------------       -------
       Total               1,004          $32,491,858.04       100.00%
                          ======         ===============       =======

(1) The"Second-Lien Combined Loan-to-Value Ratio" of a second-lien Mortgage Loan is the ratio (expressed as a percentage) that the sum of the original principal balance of such Mortgage Loan and the then current principal balance of the related first-lien mortgage loan, bears to the appraised value of the related Mortgaged Property at the time such Mortgage Loan was originated (or if the proceeds of such Mortgage Loan were used to refinance an existing mortgage, the appraised value based on a recent appraisal).

(2)  The weighted average of the Second-Lien Combined
     Loan-to-Value Ratio for second-lien Mortgage Loans is approximately 70.61%.

               Home Equity Loan-to-Value Ratio (1)(2)

    Range                                                    Percentage
   of Home                                                   of Cut-off
   Equity                 Number              Cut-off           Date
    Loan-                   of                 Date           Aggregate
  to-Value               Mortgage            Principal        Principal
   Ratios                  Loans              Balance          Balance
 -----------             --------            ---------       ----------
  0.00 - 10.00%               88           $1,377,904.45         0.58%
 10.01 - 20.00               450          $11,374,913.57         4.81%
 20.01 - 30.00               334          $11,527,497.92         4.87%
 30.01 - 40.00               200           $8,972,857.59         3.79%
 40.01 - 50.00               189           $9,121,355.50         3.85%
 50.01 - 60.00               195          $10,672,603.66         4.51%
 60.01 - 70.00               365          $22,763,719.75         9.62%
 70.01 - 75.00               257          $18,897,074.32         7.99%
 75.01 - 80.00             1,108          $93,146,889.95        39.36%
 80.01 - 85.00               250          $20,623,217.83         8.71%
 85.01 - 90.00               334          $28,169,209.80        11.90%
                          ------         ---------------       -------
       Total               3,770         $236,647,244.34       100.00%
                          ======         ===============       =======

(1) The"Home Equity Loan-to-Value Ratio" of a Mortgage Loan is the ratio (expressed as a percentage) that the original principal balance of such Mortgage Loan bears to the appraised value (or, with respect to approximately 2.63% of the Mortgage Loans, the lesser of (i) the appraised value or
     (ii) the selling price) of the related Mortgaged Property at the time such Mortgage Loan was originated (or if the proceeds of such Mortgage Loan were used to refinance an existing mortgage, the appraised value based on a recent appraisal).

(2) The weighted average of the Home Equity Loan-to-Value Ratios for the Mortgage Loans is approximately 69.08%. The weighted average of the Home Equity Loan-to-Value Ratios for the first-lien Mortgage Loans and the second-lien Mortgage Loans is approximately 75.76% and 27.06%, respectively.

                      Home Equity Loan Ratio (1)(2)
                     (for second-lien Mortgage Loans)

                                                             Percentage
                                                             of Cut-off
                                                                Date
                                                              Aggregate
  Mortgage                                                    Principal
    Loan                  Number                               Balance
    Range                   of                                   of
     of                  Mortgage                             Mortgage
    Home                   Loans              Cut-off           Loans
   Equity                  in a                Date             in a
    Loan                Second-Lien          Principal       Second-Lien
   Ratios                Position             Balance         Position
 -----------            -----------          ---------       ----------
 0.00  - 10.00%               23             $378,306.40         1.16%
 10.01 - 20.00               241           $5,040,172.17        15.51%
 20.01 - 30.00               277           $7,803,589.43        24.02%
 30.01 - 40.00               190           $7,221,151.21        22.22%
 40.01 - 50.00                95           $3,615,819.58        11.13%
 50.01 - 60.00                67           $3,034,970.48         9.34%
 60.01 - 70.00                43           $1,641,337.27         5.05%
 70.01 - 75.00                18             $898,002.80         2.76%
 75.01 - 80.00                12             $575,643.10         1.77%
 80.01 - 85.00                 8             $510,621.15         1.57%
 85.01 - 90.00                16             $863,023.53         2.66%
 90.01 - 100.00               14             $909,220.92         2.80%
                          ------         ---------------       -------
       Total               1,004          $32,491,858.04       100.00%
                          ======         ===============       =======


(1) The "Home Equity Loan Ratio" of a second-lien Mortgage Loan is the ratio (expressed as a percentage) that the original principal balance of such Mortgage Loan bears to the total of the original principal balance of such Mortgage Loan plus the outstanding amount of the related first-lien mortgage loan at the time such Mortgage Loan was originated.

(2) The weighted average of the Home Equity Loan Ratios of the second-lien Mortgage Loans is approximately 39.45.


                                Loan Type

                                                             Percentage
                                                             of Cut-off
                          Number              Cut-off           Date
                            of                 Date           Aggregate
                         Mortgage            Principal        Principal
    Type                   Loans              Balance          Balance
    ----                 --------            ---------       ----------
Fully amortizing           3,026         $170,859,051.29        72.20%
Balloon                      744          $65,788,193.05        27.80%
                          ------         ---------------       -------
       Total               3,770         $236,647,244.34       100.00%
                          ======         ===============       =======


        Months Remaining to Stated Maturity as of the Cut-off Date
                           (for Balloon Loans)

                                                             Percentage
                                                             of Cut-off
   Number                                                       Date
  of Months                                                   Aggregate
  Remaining               Number                             Prinicipal
  to Stated                 of                Cut-off          Balance
  Maturity                Balloon              Date              of
    as of                Mortgage            Principal         Balloon
Cut-off Date               Loans              Balance           Loans
------------             --------            ---------       ----------
108 - 131                      1             $156,675.33         0.24%
132 - 155                      2             $206,047.17         0.31%
156 - 180                    741          $65,425,470.55        99.45%
                          ------         ---------------       -------
       Total                 744          $65,788,193.05       100.00%
                          ======         ===============       =======

ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS
         AND EXHIBITS


1.1   The Underwriting Agreement for the Series 1997-HE3
      Certificates dated September 23, 1997, as modified and supplemented by the related terms agreement dated September
      23, 1997, between GE Capital Mortgage Services, Inc., and
      Donaldson, Lufkin & Jenrette Securities Corporation.

4.1   The Pooling and Servicing Agreement for the Series 1997-HE3
      Certificates dated as of September 1, 1997 between GE
      Capital Mortgage Services, Inc., as seller and servicer, and The First National Bank of Chicago, as trustee.

                            SIGNATURES



        Pursuant to the requirements of the Securities Exchange
        Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  GE Capital Mortgage Services, Inc.




                                  By:  /s/ Syed W. Ali
                                     -----------------------
                                  Name:  Syed W. Ali
                                  Title: Vice President



Dated as of September 26, 1997

                                SIGNATURES



        Pursuant to the requirements of the Securities Exchange
        Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  GE Capital Mortgage Services, Inc.




                                  By:
                                     -----------------------
                                  Name:  Syed W. Ali
                                  Title: Vice President





Dated as of  September 26, 1997

EXHIBIT INDEX


The exhibits are being filed herewith:

---------------------------------------------------------------------
   EXHIBIT NO.          DESCRIPTION                      PAGE
---------------------------------------------------------------------

       1.1       The Underwriting Agreement dated
                 September 23, 1997, as modified
                 and supplemented by the related
                 terms agreement dated September
                 23, 1997 between GE Capital
                 Mortgage Services, Inc., and
                 Donaldson, Lufkin & Jenrette
                 Securities Corporation.

       4.1       The Pooling and Servicing
                 Agreement for the Series 1997-HE3
                 Certificates dated as of  September
                 1, 1997 between GE Capital
                 Mortgage Services, Inc., as seller
                 and servicer, and The First National
                 Bank of Chicago, as trustee.
---------------------------------------------------------------------